SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934



                               WSB Holding Company
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             (Exact name of registrant as specified in its charter)



             Pennsylvania                                  23-2908963
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(State of incorporation or organization)                 (IRS Employer
                                                      Identification No.)

807 Middle St.
Pittsburgh, Pennsylvania                                    15212
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(Address of principal executive offices)                 (Zip Code)

If this Form relates to the registration of a      If this Form  relates  to the registration of a
class of debt  securities and is effective upon    class of debt securities and is to become
filing  pursuant to General  Instruction           effective simultaneously with the
A(c)(1) please check the following box. |_|        effectiveness of a concurrent registration
                                                   statement under the Securities Act of 1933
                                                   pursuant to General Instruction A(c)(2)
                                                   please check the following box.  |_|


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE


        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
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                                (Title of class)



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Item 1. Description of Registrant's Securities to be Registered

         The information set forth under the captions "Restrictions on Acquisition of "WSB Holding Company" and "Description of Capital Stock" in the registrant's Prospectus included in Part I of the registrant's Registration Statement on Form SB-2 originally filed with the Securities and Exchange Commission on June 17, 1997 and amended on July 9, 1997 and July 15, 1997 (File No. 333-29389), is hereby incorporated by reference in response to this Item 1. Information set forth under the captions "Restrictions on Acquisition of WSB Holding Company" and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-29389 and subsequently filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit                                     Description
-------                                     -----------

   1 Copies of the last Annual Report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Act") or if unavailable, the latest registration statement filed pursuant to Section 12(b) or (g) of the Act, or pursuant to the Securities Act of 1933. (Incorporated by reference to the Registration Statement on Form SB-2 filed pursuant to the Securities Act of 1933 on June 17, 1997 and amended on July 9, 1997 and July 15, 1997, file number 333-29389).

   2* Copies of all current, quarterly, or semi-annual reports filed pursuant to Section 13 or 15(d) of the Act since the end of the fiscal year, or if none, since the effective date of the latest registration statement so filed.

   3*                                       Copies  of  the  latest   definitive
                                            proxy   statement   or   information
                                            statement filed pursuant to Section
                                            14 of the Act.

   4                                        Copies of the charter and bylaws, or
                                            other   instruments    corresponding
                                            thereto,  and  any  other  documents
                                            defining  the  rights of  holders of
                                            securities.     (Incorporated     by
                                            reference to Exhibit 3(ii)  (Bylaws)
                                            of the Exhibits to the  Registration
                                            Statement   on   Form   SB-2   filed
                                            pursuant  to the  Securities  Act of
                                            1933 on June 17, 1997 and amended on
                                            July 9, 1997 and July 15, 1997, file
                                            number 333-29389). Restated Articles
                                            of Incorporation attached as Exhibit
                                            4.

------------------------
*  Not applicable or does not apply to registrant.

Exhibit                                     Description
-------                                     -----------

   5 Specimens or copies of each security to be registered (Incorporated by reference to Exhibit 4 of the Registration Statement on Form SB-2 filed pursuant to the Securities Act of 1933 on June 17, 1997 and amended on July 9, 1997 and July 15, 1997, file number 333-29389).

   6* Copies of the last Annual Report submitted to stockholders by the registrant or its predecessors.
------------------------
*  Not applicable or does not apply to registrant.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              WSB HOLDING COMPANY



Date: 8/19/97                                 By /s/Robert Neudorfer
      -------                                 ----------------------------------
                                                Robert Neudorfer, President
                                                (Duly authorized representative)